Description of Business	6 Months Ended
Jun. 30, 2025
Accounting Policies [Abstract]
Description of Business

NOTE 1 – DESCRIPTION OF BUSINESS

Navios Maritime Partners L.P. (“Navios Partners” or the “Company”), is an international owner and operator of dry cargo and tanker vessels, formed on August 7, 2007 under the laws of the Republic of the Marshall Islands.

Navios Partners is engaged in the seaborne transportation services of a wide range of liquid and dry cargo commodities including crude oil, refined petroleum, chemicals, iron ore, coal, grain, fertilizer and also containers, chartering its vessels under short-term, medium-term and longer-term charters. The operations of Navios Partners are managed by Navios Shipmanagement Inc. and its affiliates (the “Manager”), which are entities affiliated with the Company’s Chairwoman and Chief Executive Officer (see Note 12 – Transactions with related parties and affiliates).

As of June 30, 2025, there were outstanding 29,093,133 common units and 622,296 general partnership units. Angeliki Frangou, our Chief Executive Officer and Chairwoman beneficially owned an approximately 17.3% common interest of the total outstanding common units including 4,672,314 common units held through four entities affiliated with her. An entity affiliated with Angeliki Frangou beneficially owned 622,296 general partnership units, representing an approximately 2.1% ownership interest in Navios Partners based on all outstanding common units and general partnership units (see Note 12 – Transactions with related parties and affiliates).